UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 15, 2008

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 15, 2008, Granite State Gas Transmission, Inc. (“Granite”), a wholly-owned subsidiary of Unitil Corporation (“Unitil”), issued and sold $10 million of its 7.15% Senior Notes due December 15, 2018 (the “Notes”), as discussed further in Item 8.01 of this Current Report on Form 8-K. Pursuant to a Parent Guaranty dated as of December 15, 2008 (the “Guaranty”), Unitil agreed to guarantee the payment of principal, interest and other amounts payable on the Notes. The Guaranty will terminate if, among other reasons, Granite reorganizes and merges with and into Northern Utilities, Inc., another wholly-owned subsidiary of Unitil.

The foregoing description of the Guaranty is qualified in its entirety by reference to the full text of the Guaranty, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

As noted in Item 2.03 of this Current Report on Form 8-K, on December 15, 2008, Granite issued and sold the Notes, the material terms of which are set forth in the Note Purchase Agreement dated as of December 15, 2008 among Granite and the purchasers named therein and filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The sale was exempt from the registration requirements under the U.S. Securities Act of 1933, as amended.

The net proceeds from the sale of the Notes are ultimately being used to repay a portion of the bank financing for Unitil’s acquisition of Granite, which was completed on December 1, 2008.

A press release announcing the sale of the Notes is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Parent Guaranty of Unitil Corporation dated as of December 15, 2008.

99.1	Note Purchase Agreement dated as of December 15, 2008 by and among Granite State Gas Transmission, Inc. and the Purchasers named therein relating to the $10,000,000 7.15% Senior Notes due December 15, 2018.

99.2	Press Release dated December 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin

Mark H. Collin

Senior Vice President, Chief Financial Officer and Treasurer

Date: December 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Parent Guaranty of Unitil Corporation dated as of December 15, 2008.

99.1	Note Purchase Agreement dated as of December 15, 2008 by and among Granite State Gas Transmission, Inc. and the Purchasers named therein relating to the $10,000,000 7.15% Senior Notes due December 15, 2018.

99.2	Press Release dated December 16, 2008.